                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "AMENDMENT") is dated as of September 10, 2004, by and among ATLAS AMERICA, INC., a Delaware corporation (the "BORROWER"); AIC, INC., a Delaware corporation ("AIC"); ATLAS ENERGY CORPORATION, an Ohio corporation ("AEC"); ATLAS AMERICA, INC., a Pennsylvania corporation ("ATLAS PA"); ATLAS ENERGY GROUP, INC., an Ohio corporation ("ATLAS ENERGY"); ATLAS ENERGY HOLDINGS, INC., a Delaware corporation ("ATLAS HOLDINGS"); ATLAS NOBLE CORP., a Delaware corporation ("ATLAS NOBLE"); ATLAS PIPELINE PARTNERS GP, LLC, a Delaware limited liability company ("ATLAS PIPELINE"), ATLAS RESOURCES, INC., a Pennsylvania corporation ("ATLAS RESOURCES"); REI-NY, INC., a Delaware corporation ("REI"); RESOURCE AMERICA, INC., a Delaware corporation ("PARENT"); RESOURCE ENERGY, INC., a Delaware corporation ("RESOURCE ENERGY"); and VIKING RESOURCES CORPORATION, a Pennsylvania corporation ("VIKING"); (AIC, AEC, Atlas Energy, Atlas Holdings, Atlas Noble, Atlas Pipeline, Atlas PA, Atlas Resources, Parent, REI, Resource Energy, and Viking collectively, the "GUARANTORS," the Borrower and the Guarantors herein collectively, the "OBLIGORS"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "LENDER" and collectively, the "LENDERS"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "ISSUING BANK").

                                 R E C I T A L S

         A. The parties hereto are parties to that certain Credit Agreement dated as of March 12, 2004, as amended by that certain First Amendment to Credit Agreement dated as of July 10, 2004 (as renewed, extended, amended, or restated from time to time, the "CREDIT AGREEMENT").

         B. Borrower has requested that Administrative Agent, Issuing Bank and Lenders amend the Credit Agreement as provided herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. Unless otherwise indicated herein, all capitalized and undefined terms used herein shall have the same meanings as set forth in the Credit Agreement.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Borrowing Base Period" in SECTION 1.02 of the Credit Agreement shall read as follows:

                  BORROWING BASE PERIOD shall mean (i) the period from the Closing Date until September 10, 2004, (ii) the period from September 10, 2004 until December 14, 2004, and (iii) each six-month period commencing on each December 15 and June 15 thereafter.

                  (b) SECTION 8.07(A) of the Credit Agreement is hereby amended to read as follows:

                  Not less than 30 days prior to each Scheduled Borrowing Base Redetermination Date, commencing with the Scheduled Borrowing Base Redetermination to occur on or around September 10, 2004, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report. The Reserve Report of each year delivered in connection with the December 15 Scheduled Borrowing Base Redetermination, commencing December 15, 2004, shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Administrative Agent. The Reserve Report delivered in connection with the September 10, 2004 Scheduled Borrowing Base Redetermination and for each year delivered in connection with the June 15 Scheduled Borrowing Base Redetermination, commencing June 15, 2005, shall be prepared by or under the supervision of the chief engineer of the Borrower and a Responsible Officer shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding December 15 Scheduled Borrowing Base Redetermination Reserve Report.

         SECTION 3. REDETERMINATION OF BORROWING BASE. As of the Amendment Effective Date (as hereinafter defined), the Borrowing Base shall be $75,000,000 which amount is comprised of the APL Collateral Value determined to be $10,000,000, and the Oil and Gas Properties Collateral Value, determined to by $65,000,000.

         SECTION 4. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Credit Agreement (the "AMENDMENT EFFECTIVE DATE") upon:

                  (a) receipt of sufficient counterparts of this Amendment executed and delivered to Administrative Agent by Borrower, Administrative Agent, and each Lender; and

                  (b) receipt of $37,500 by Administrative Agent for the ratable benefit of the Lenders of the fee attributable to the marginal increase in the Borrowing Base (0.375% of $10,000,000).

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF OBLIGORS. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken.

                  (b) The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

                  (c) This Amendment does not and will not violate any provisions of any of the organizational documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Credit Agreement and this Amendment.

                  (d) The execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

                  (e) No Default or Event of Default exists, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, other than those which have been disclosed to Administrative Agent and Lenders in writing.

                  (f) Nothing in this SECTION 5 of this Amendment is intended to amend any of the representations or warranties contained in the Credit Agreement or of the Loan Documents to which any Obligor is a party.

         SECTION 6. REFERENCE TO AND EFFECT ON THE AGREEMENT.

                  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein, " or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 7. COST, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 8. EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the collateral under the Security Instruments is unimpaired by this Amendment.

         SECTION 9. DISCLOSURE OF CLAIMS. As additional consideration to the execution, delivery, and performance of this

Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 10. AFFIRMATION OF GUARANTY AGREEMENTS, SECURITY INTEREST.

                  (a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty Agreement and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.

                  (b) Obligors hereby confirm and agree that any and all liens, security interest and other security or collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 11. EXECUTION AND COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 12. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 13. HEADINGS. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 14. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK. SIGNATURE PAGES TO FOLLOW.]

         In Witness Whereof, the parties have executed this Amendment to Credit Agreement the day and year first above written.



                                            BORROWER:


Address for Notice:                         ATLAS AMERICA, INC.,
                                            a Delaware corporation
Atlas America, Inc.
c/o Resource America, Inc.                  By: /s/ Michael L. Staines
1845 Walnut Street, 10th Floor                  -----------------------
Philadelphia, Pennsylvania 19103            Name:  Michael L. Staines
Attention: Steven Kessler                   Title: Executive Vice President
Fax No.: 215.546.4785                              & Secretary
E-mail:skessler@resourceamerica.com

                                            GUARANTORS:


                                            AIC, INC.,
                                            a Delaware corporation


                                            By: /s/ Michael L. Staines
                                                ----------------------
                                            Name:   Michael L. Staines
                                            Title:  Secretary



                                            ATLAS AMERICA, INC.,
                                            a Pennsylvania corporation

                                            By: /s/ Michael L. Staines
                                                ------------------------------
                                            Name:   Michael L. Staines
                                            Title:  Senior Vice President and
                                                    Secretary



                                            ATLAS ENERGY CORPORATION,
                                            an Ohio corporation

                                            By: /s/ Michael L. Staines
                                                --------------------------------
                                            Name:   Michael L. Staines
                                            Title:  Vice President and Secretary



                                            ATLAS ENERGY GROUP, INC.,
                                            an Ohio corporation

                                            By: /s/ Michael L. Staines
                                                --------------------------------
                                            Name:   Michael L. Staines
                                            Title:  Senior Vice President and
                                                    Secretary


             SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                      ATLAS ENERGY HOLDINGS, INC.,
                                      a Delaware corporation

                                      By: /s/ Thomas C. Elliott
                                         ----------------------------
                                      Name:   Thomas C. Elliott
                                      Title:  Vice President


                                      ATLAS NOBLE CORP.,
                                      a Delaware corporation

                                      By: /s/ Michael L. Staines
                                          ----------------------------
                                      Name:   Michael L. Staines
                                      Title:  President and Secretary



                                      ATLAS PIPELINE PARTNERS GP, LLC,
                                      a Delaware limited liability company

                                      By: /s/ Michael L. Staines
                                          -------------------------
                                      Name:   Michael L. Staines
                                      Title:  President and Chief
                                              Operating Officer

                                      ATLAS RESOURCES, INC.,
                                      a Pennsylvania corporation

                                      By: /s/ Michael L. Staines
                                          ------------------------------
                                      Name:   Michael L. Staines
                                      Title:  Senior Vice President and
                                              Secretary

                                      REI-NY, INC.,
                                      a Delaware corporation

                                      By: /s/ Michael L. Staines
                                          -----------------------------
                                      Name:   Michael L. Staines
                                      Title:  Vice President and Asst.
                                              Secretary


                                      RESOURCE AMERICA, INC.,
                                      a Delaware corporation

                                      By: /s/ Steven J. Kessler
                                          ---------------------------------
                                      Name:   Steven J. Kessler
                                      Title:  Senior Vice President and CFO




             SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                       RESOURCE ENERGY, INC.,
                                       a Delaware corporation

                                       By: /s/ Michael L. Staines
                                           ----------------------------
                                       Name:   Michael L. Staines
                                       Title:  President and Secretary


                                       VIKING RESOURCES CORPORATION,
                                       a Pennsylvania corporation

                                       By: /s/ Michael L. Staines
                                           ----------------------------
                                       Name:   Michael L. Staines
                                       Title:  President and Secretary




             SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                       LENDER, ADMINISTRATIVE AGENT AND
                                       ISSUING BANK:


                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       Individually, Administrative Agent and
                                       Issuing Bank


                                       By: /s/ Russell Clingman
                                           -------------------------
                                       Name:   Russell Clingman
                                       Title:  Director


                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans and Address for Notices:
                                       Wachovia Bank, National Association
                                       1001 Fannin, Suite 2255
                                       Houston, Texas 77002
                                       Telephone No.: 713-346-2716
                                       Telecopier No.: 713-650-6354
                                       Attention: Russell Clingman

                                       LENDERS:

                                       BANK OF OKLAHOMA, N.A.

                                       By: _________________________

                                       Name: _________________________

                                       Title: _________________________

                                       U.S. BANK, NATIONAL ASSOCIATION


                                       By: _________________________

                                       Name: _________________________

                                       Title: _________________________

                                       COMPASS BANK


                                       By: _________________________

                                       Name: _________________________

                                       Title: _________________________

                                       TEXAS CAPITAL BANK, N.A.


                                       By: _________________________

                                       Name: _________________________

                                       Title: _________________________